Exhibit 99.1

ATHENA GOLD ANNOUNCES RESIGNATION OF DIRECTOR

VACAVILLE, CA – November 29, 2023 – Athena Gold Corporation (OTCQB: AHNR) (CSE: ATHA) (“Athena” or the “Company”) announces that Markus Janser has resigned from the Board of Directors, effective immediately, due to demands of his full-time commitments. Mr. Janser joined the Board in 2021 and served as an independent director and member of the Audit Committee. Mr. Janser has been a key figure in guiding the Company's growth and success, and the Board of Directors expresses deep gratitude for his invaluable contributions.

The Board is actively engaged in identifying and evaluating alternatives with respect to the appointment of a new independent director to fill the vacancy left by Mr. Janser’s departure. John Power, the Company’s Chief Executive Officer, will replace Mr. Janser on the Audit Committee until such time as a successor can be found.

About Athena Gold Corporation

Athena is engaged in the business of exploring its 100% owned Excelsior Springs Project (the “Project”) located approximately 45 miles southwest of Goldfield, Nevada, and the acquisition of addition mineral properties of merit.

For further information about Athena Gold Corporation and our Excelsior Springs Gold project, please visit www.athenagoldcorp.com.

On Behalf of the Board of Directors

John Power

Chief Executive Officer and President

For further information, please contact:

Phone: John Power, 707-291-6198

Email: info@athenagoldcorp.com

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Forward Looking Statements

This press release contains forward-looking statements and forward-looking information (collectively, “forward-looking statements”) within the meaning of applicable Canadian and U.S. securities laws. All statements, other than statements of historical fact, included herein including, without limitation, statements regarding future exploration plans and the completion of a phase 2 drill program at the Project, future results from exploration, and the anticipated business plans and timing of future activities of the Company, are forward-looking statements. Although the Company believes that such statements are reasonable, it can give no assurance that such expectations will prove to be correct. Forward-looking statements are typically identified by words such as: “believes”, “will”, “expects”, “anticipates”, “intends”, “estimates”, “plans”, “may”, “should”, “potential”, “scheduled”, or variations of such words and phrases and similar expressions, which, by their nature, refer to future events or results that may, could, would, might or will occur or be taken or achieved. In making the forward-looking statements in this press release, the Company has applied several material assumptions, including without limitation, that there will be investor interest in future financings, market fundamentals will result in sustained precious metals demand and prices, the receipt of any necessary permits, licenses and regulatory approvals in connection with the future exploration and development of the Company’s projects in a timely manner, QAQC procedures at the Project were followed, the availability of financing on suitable terms for the exploration and development of the Company’s projects and the Company’s ability to comply with environmental, health and safety laws.

The Company cautions investors that any forward-looking statements by the Company are not guarantees of future results or performance, and that actual results may differ materially from those in forward-looking statements as a result of various factors, including, operating and technical difficulties in connection with mineral exploration and development activities, actual results of exploration activities, the estimation or realization of mineral reserves and mineral resources, the inability of the Company to obtain the necessary financing required to conduct its business and affairs, as currently contemplated, the timing and amount of estimated future production, the costs of production, capital expenditures, the costs and timing of the development of new deposits, requirements for additional capital, future prices of precious metals, changes in general economic conditions, changes in the financial markets and in the demand and market price for commodities, lack of investor interest in future financings, accidents, labor disputes and other risks of the mining industry, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, risks relating to epidemics or pandemics such as COVID–19, including the impact of COVID–19 on the Company’s business, financial condition and results of operations, changes in laws, regulations and policies affecting mining operations, title disputes, the inability of the Company to obtain any necessary permits, consents, approvals or authorizations, including of the Canadian Securities Exchange, the timing and possible outcome of any pending litigation, environmental issues and liabilities, and other factors and risks that are discussed in the Company’s periodic filings with the SEC and disclosed in the final long form prospectus of the Company dated August 31, 2021.

Readers are cautioned not to place undue reliance on forward-looking statements. The Company undertakes no obligation to update any of the forward-looking statements in this press release or incorporated by reference herein, except as otherwise.

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